Income Taxes - Summary of Components of Income Tax Expense (Benefit) (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Income Tax Disclosure [Abstract]
Current, Federal	$ 10,871	$ 10,201	$ 7,193
Current, State	1,653	1,475	1,045
Current, Total	12,524	11,676	8,238
Deferred, Federal	1,028	526	898
Deferred, State	210	108	170
Deferred, Total	1,238	634	1,068
Federal	11,899	10,727	8,091
State	1,863	1,583	1,215
Total	$ 13,762	$ 12,310	$ 9,306